                                 Annual Report
                                              DIVIDEND
                                              GROWTH
                                              FUND
                                              DECEMBER 31, 2001

T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Dividend Growth Fund

..    Stocks concluded their worst two-year performance in nearly three decades as the economy slid into recession.

..    The Dividend Growth Fund posted modest losses for the 6- and 12-month periods ended December 31, 2001, but outperformed its benchmark index and peer funds.

..    Cyclical holdings aided the fund's stronger relative performance.

..    While we are generally optimistic heading into 2002, the market is likely to be volatile until corporate profits improve.

..    We currently see value in our favorite sectors and are taking advantage of volatility to buy well-run, dividend-paying companies at reasonable prices.

REPORTS ON THE WEB

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

FELLOW SHAREHOLDERS

The market's ability to "look forward" was tested in 2001. Given the devastation of the terrorist attacks on September 11, followed by the bankruptcy of Enron--at one point the seventh-largest U.S. company as measured by market capitalization--one would think the markets would have staggered over the finish line in 2001. In an amazing display of resiliency, most market indexes actually rose strongly in the fourth quarter of the year. However, the healthy rebound from market lows on September 21 was not enough to keep the S&P 500 Stock Index from finishing its second consecutive year in negative territory.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 12/31/01                                 6 Months    12 Months
--------------------------------------------------------------------------------
Dividend Growth Fund                                     -0.94%       -3.64%
S&P 500 Stock Index                                      -5.56       -11.89
Lipper Multi-Cap Core
Funds Average                                            -5.93       -10.89

Your fund held up relatively well in this difficult environment, losing just 0.94% for the second half and 3.64% for the year. These results nicely outpaced the S&P 500 Stock Index and the fund's Lipper peer group average for both periods. In addition to an underweight position in technology, strong performance from other cyclical sectors (retail, media, industrials) helped our performance relative to the benchmarks. Financials, pharmaceuticals, and energy detracted from performance.

MARKET ENVIRONMENT

It was a chaotic year in the stock market. The Federal Reserve's move in early January 2001 to preemptively lower interest rates was met with initial enthusiasm. But the resulting market strength ended just as suddenly when the depth of the recession's effect on profits became apparent. In the face of this weakness, the Fed continued its aggressive campaign to stabilize the economy by cutting rates 11 times, lowering the fed funds target rate from 6.50% to 1.75%. The market responded with volatility, which is not uncommon in a recession. Each successive round of poor earnings announcements dashed periods of market strength, and the equity markets trended down as the year progressed.

The tragedy of September 11 hastened a market bottom and, somewhat ironically, set the stage for a healthy rally as investors chose to look past subsequent earnings preannouncements and layoffs and instead focus on a likely economic recovery. September 21 marked the low point, and the market's powerful rally from its nadir came in the face of gloomy economic news. Corporate earnings, already under pressure before September 11, were punished further as business activity ground to a halt for weeks. Nevertheless, investors were soon peering over the valley and focusing on what was sure to be improvement from the current state of business. Cyclicals, and particularly growth cyclicals (technology), led the charge off the bottom. From September 21 until year-end, the S&P 500 advanced 19% and the Nasdaq a stunning 37%.

Based on valuations, the markets ended the year with healthy expectations. Some sectors look expensive on measures such as price to earnings (P/E), though it is likely that reported profits are currently depressed. However, we are seeing reasonable value in several sectors where we traditionally find dividend growth, including health care, financials, energy, and, more recently, utilities. On the surface, the characteristics of the fund at year-end look attractive. At 13.9%, the expected five-year growth rate of your holdings is modestly ahead of the S&P 500, and more important, the P/E multiple we are paying (the price) is about 90% of the market average. This simply means we are finding consistent growth at a discount. The fund's yield (1.74%) remains nicely above the S&P (1.37%), and our dividend focus continues to temper volatility.

PERFORMANCE REVIEW

Given the market environment described above, one would expect defensive investments to garner the best results. In fact, certain traditionally defensive areas such as pharmaceuticals and energy were among the worst-performing sectors in the market. Instead, it was the fund's more cyclical holdings, such as retail, industrial, and select technology stocks, that were among the leaders.

In the back half of the year, the fund benefited from processing companies, including First Data and Automatic Data Processing, where earnings held up better than average. Aided by lower mortgage rates and energy prices, which softened the recession's blow to consumers, retailers such as Family Dollar Stores, Target, and Home Depot also performed admirably. Family Dollar and Target are good examples of the defensive growth characteristic we appreciate--as the economy deteriorated, consumers shifted expenditures toward retailers that offered value to their customers. Finally, several holdings in the consumer staples area performed well. Diversified medical product companies Abbott Laboratories and Johnson & Johnson separated themselves from their pharmaceutical brethren and posted gains. PepsiCo and General Mills were other top-performing holdings.

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [CHART]

Telecommunication Services 7%
Information Technology 7%
Reserves 3%
Financials 27%
Energy and Utilities 9%
Consumer 20%
Health Care 12%
Industrials, Business Services, and Materials 15%

Based on net assets as of 12/31/01.

Energy was the poorest performer over the past six months as Amerada Hess, Royal Dutch Petroleum, and ExxonMobil all hurt results. A weak economy, record warm temperatures, and OPEC's uncertain grip on production levels caused a dramatic drop in oil prices and oil company stock prices. In addition, September 11 had a direct impact on some market sectors. Industrial conglomerates, including GE and United Technologies, fell over concern that the commercial aerospace business would suffer a setback. Disney similarly came under severe pressure due to fears that the theme park business would experience weakening attendance.

PORTFOLIO CHANGES

We made a conscious effort to increase the economic sensitivity of our holdings in preparation for a recovery. In the financials area, we added Northern Trust, a Chicago-based multibank holding company. Northern Trust is a leading asset manager for high-net-worth clients with a long track record of strong financial results. We also bought U.S. Bancorp (formed in 2000 with the merger of Firstar and U.S. Bancorp) following a large correction in the stock's price. The company trades at 11.5X this year's estimated earnings, offers a 3.6% dividend yield, and generates a 20% return on equity. We also increased our industrial exposure, adding Tyco International and adding to our holdings in Nordson and Dover. We moved positions around in some defensive areas, selling Comcast and Kraft Foods in favor of better opportunities in Walgreen, McDonald's, and Netherlands-based food retailer Royal Ahold, which owns a large East Coast grocery operation.

DIVIDEND UPDATE

In our mid-year report, we argued that dividends still matter. However, 2001 marked the second year in a row that dividends on the S&P 500 declined. There was a 3.3% drop in S&P 500 dividends on the heels of the 2.5% reduction in 2000. This represents the first back-to-back decline in dividends since 1970-1971. One has to look back to 1931-1933 to find three years in a row of dividend declines--a mark we hope won't be tested. Dividends have been de-emphasized for at least two reasons. First, the economy has taken its toll on corporate profits. Second, and perhaps more important, dividends' relevance was overwhelmed from 1995-2000 when stock prices rose at a compounded 20.8% clip. During that time, just 2% of that gain was contributed by dividends. Dividends simply did not register as important to management (or many shareholders), and payouts declined in favor of share repurchases or to "retain financial flexibility" (i.e., make acquisitions). We've written before why we do not believe this is a good trade for shareholders.

JUST AS IT HAS TAKEN TIME FOR DIVIDENDS TO FALL OUT OF FAVOR, IT LIKELY WILL TAKE SOME TIME FOR THEM TO ONCE AGAIN BECOME FASHIONABLE.

Just as it has taken time for dividends to fall out of favor, it likely will take some time for them to once again become fashionable. However, we believe strongly that the de-emphasis is cyclical and not a permanent trend. There are rays of early hope. First, the press is beginning to pay more attention to dividends. Reports suggest that Microsoft, among the highest profile technology companies, is being pressured to return to shareholders some of the $36 billion in cash it has on its balance sheet. This would seem to make sense. Microsoft is a wonderful company and generates significantly more cash than it takes to run its business. Perhaps some of the $36 billion currently earning money market rates should be returned to share-holders rather than sit on the balance sheet diluting corporate (shareholder) returns. Second, a period of more muted stock market returns, such as those experienced in the last two years, should make dividends relatively more attractive as their contribution to total return increases. Over the course of the 20th century, dividends contributed 46% of the overall market's total return (source: Salomon Smith Barney). This has largely been forgotten, but it seems to us that the predictability of dividends should become more important, once again, to investors as market performance returns to historical norms in the high single digits.

OUTLOOK

We are generally optimistic as we move into 2002. Most early signs suggest the economy bottomed in the fourth quarter. The Fed has done its part by aggressively lowering interest rates to stimulate investment. Declining mortgage rates, lower energy prices, and a tax rebate have kept consumers spending. The economy should improve, but the degree of recovery remains a question. Because consumer spending remained healthy throughout the recession, it is unlikely to provide a large positive kick this year.

As we stated a year ago, the market will likely be held in check until the profit picture improves. While this is closer now than then, markets could well bounce around for the first half of 2002 until the strength of a recovery becomes clearer. Importantly, we see reasonable value in many of our favorite sectors, and we will continue to take advantage of market volatility, buying well-run, dividend-paying companies at reasonable prices and focusing on delivering solid risk-adjusted returns.

Respectfully submitted,

/s/ Thomas J. Huber

Thomas J. Huber
Chairman of the fund's Investment Advisory Committee

January 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

5
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T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                         Percent
                                                                              of
                                                                             Net
                                                                          Assets
                                                                        12/31/01
--------------------------------------------------------------------------------
Citigroup                                                                   3.1%
Pfizer                                                                      2.7
Freddie Mac                                                                 2.4
American Home Products                                                      2.3
ExxonMobil                                                                  2.1
--------------------------------------------------------------------------------
XL Capital                                                                  1.9
ChevronTexaco                                                               1.7
Target                                                                      1.7
Waddell & Reed Financial                                                    1.6
First Data                                                                  1.6
--------------------------------------------------------------------------------
Family Dollar Stores                                                        1.5
PepsiCo                                                                     1.5
Philip Morris                                                               1.5
Omnicom                                                                     1.5
GE                                                                          1.4
--------------------------------------------------------------------------------
Vodafone                                                                    1.4
CIGNA                                                                       1.3
Abbott Laboratories                                                         1.3
AIG                                                                         1.3
Mellon Financial                                                            1.2
--------------------------------------------------------------------------------
Masco                                                                       1.2
Microsoft                                                                   1.1
Liberty Media/Sprint PCS Cv. Bond                                           1.1
Union Pacific                                                               1.1
Tyco International                                                          1.1
--------------------------------------------------------------------------------
Total                                                                      40.6%

Note: Table excludes reserves.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/01

Ten Largest Purchases                  Ten Largest Sales
--------------------------------------------------------------------------------
Tyco International *                   Comcast **
Northern Trust *                       Viad **
Viacom                                 Royal Dutch Petroleum
U.S. Bancorp *                         Analogic **
Royal Ahold *                          United Technologies **
Walgreen                               Jabil Circuit
McDonald's *                           Franklin Resources **
Vodafone                               Loews
Nordson                                Tribune **
Dover                                  Kraft Foods **

 * Position added
** Position eliminated

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

                                    [CHART]

                      S&P 500 Index           Dividend Growth Fund
12/30/1992               10,000                      10,000
12/31/1993               10,930                      11,941
12/31/1994               11,075                      12,199
12/31/1995               15,236                      16,072
12/31/1996               18,735                      20,147
12/31/1997               24,985                      26,346
12/31/1998               32,126                      30,308
12/31/1999               38,886                      29,454
12/31/2000               35,344                      32,416
12/31/2001               31,143                      31,236

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate each year.

                                                             Since     Inception
Periods Ended 12/31/01      1 Year   3 Years   5 Years   Inception          Date
--------------------------------------------------------------------------------
Dividend Growth Fund        -3.64%     1.01%     9.17%       13.49%     12/30/92

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                 Year
                                                Ended
                                             12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
NET ASSET VALUE
Beginning of period                          $  21.88     $  20.21     $  22.01     $  20.13     $  16.37
                                             --------     --------     --------     --------     --------
Investment activities
   Net investment income (loss)                  0.27         0.30         0.45         0.46         0.44
   Net realized and
   unrealized gain (loss)                       (1.08)        1.71        (1.08)        2.51         4.51
                                             --------     --------     --------     --------     --------
   Total from
   investment activities                        (0.81)        2.01        (0.63)        2.97         4.95
                                             --------     --------     --------     --------     --------
Distributions
   Net investment income                        (0.28)       (0.29)       (0.45)       (0.46)       (0.44)
   Net realized gain                                -        (0.05)       (0.72)       (0.63)       (0.75)
                                             --------     --------     --------     --------     --------
   Total distributions                          (0.28)       (0.34)       (1.17)       (1.09)       (1.19)
                                             --------     --------     --------     --------     --------
NET ASSET VALUE
End of period                                $  20.79     $  21.88     $  20.21     $  22.01     $  20.13
                                             --------     --------     --------     --------     --------
Ratios/Supplemental Data
Total return*                                   (3.64)%      10.06%       (2.82)%      15.04%       30.77%
                                             --------     --------     --------     --------     --------
Ratio of total expenses to
average net assets                               0.82%        0.81%        0.77%        0.77%        0.80%
                                             --------     --------     --------     --------     --------
Ratio of net investment
income (loss) to average
net assets                                       1.31%        1.43%        2.01%        2.26%        2.42%
                                             --------     --------     --------     --------     --------
Portfolio turnover rate                          34.9%        35.7%        37.8%        37.3%        39.1%
                                             --------     --------     --------     --------     --------
Net assets, end of period
(in millions)                                $    692     $    751     $  1,028     $  1,338     $    747
                                             --------     --------     --------     --------     --------

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2001

-----------------------
STATEMENT OF NET ASSETS                                  Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

COMMON STOCKS 94.6%
CONSUMER DISCRETIONARY 11.4%
Hotels, Restaurants & Leisure 1.4%
McDonald's                                                  100,000   $    2,647
Starwood Hotels & Resorts Worldwide, REIT                   240,000        7,164
                                                                      ----------
                                                                           9,811
                                                                      ----------
Leisure Equipment & Products 0.6%
Hasbro                                                      225,000        3,652
                                                                      ----------
                                                                           3,652
                                                                      ----------
Media 5.0%
AOL Time Warner *                                            80,000        2,568
Disney                                                      290,000        6,009
McGraw-Hill                                                 120,000        7,317
Meredith                                                     39,800        1,419
Omnicom                                                     112,500       10,052
Viacom (Class B) *                                          165,000        7,285
                                                                      ----------
                                                                          34,650
                                                                      ----------
Multiline Retail 3.7%
Family Dollar Stores                                        350,000       10,493
Nordstrom                                                   160,000        3,237
Target                                                      290,000       11,904
                                                                      ----------
                                                                          25,634
                                                                      ----------
Specialty Retail 0.7%
Home Depot                                                   95,000        4,846
                                                                           4,846
                                                                      ----------
Total Consumer Discretionary                                              78,593
                                                                      ----------
CONSUMER STAPLES 7.8%
Beverages 1.5%
PepsiCo                                                     215,000       10,468
                                                                      ----------
                                                                          10,468
                                                                      ----------
Food & Drug Retailing 1.5%
Royal Ahold (EUR)                                           140,000        4,072
Walgreen                                                    195,000        6,564
                                                                      ----------
                                                                          10,636
                                                                      ----------


10
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T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Food Products 1.7%
General Mills                                               135,000   $    7,021
McCormick                                                   120,000        5,037
                                                                      ----------
                                                                          12,058
                                                                      ----------
Household Products 1.1%
Colgate-Palmolive                                            50,000        2,888
Kimberly-Clark                                               75,000        4,485
                                                                      ----------
                                                                           7,373
                                                                      ----------
Personal Products 0.5%
Gillette                                                    105,000        3,507
                                                                      ----------
                                                                           3,507
                                                                      ----------
Tobacco 1.5%
Philip Morris                                               220,000       10,087
                                                                      ----------
                                                                          10,087
                                                                      ----------
Total Consumer Staples                                                    54,129
                                                                      ----------
ENERGY 7.6%
Energy Equipment & Services 1.3%
Baker Hughes                                                165,000        6,018
Diamond Offshore Drilling                                   100,000        3,040
                                                                      ----------
                                                                           9,058
                                                                      ----------
Oil & Gas 6.3%
Amerada Hess                                                100,000        6,250
BP ADR                                                      140,000        6,511
ChevronTexaco                                               135,000       12,097
ExxonMobil                                                  365,000       14,345
Royal Dutch Petroleum ADR                                    95,000        4,657
                                                                      ----------
                                                                          43,860
                                                                      ----------
Total Energy                                                              52,918
                                                                      ----------
FINANCIALS 26.2%
Banks 6.0%
Bank of New York                                            180,000        7,344
Fifth Third Bancorp                                          60,000        3,680
FleetBoston Financial                                       200,000        7,300
Mellon Financial                                            215,000        8,088
Northern Trust                                               80,000        4,816


11
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T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

U.S. Bancorp                                                200,000   $    4,186
Wells Fargo                                                 140,000        6,083
                                                                      ----------
                                                                          41,497
                                                                      ----------
Diversified Financials 9.6%
American Express                                            145,000        5,175
Citigroup                                                   425,000       21,454
Fannie Mae                                                   90,000        7,155
Freddie Mac                                                 255,000       16,677
Morgan Stanley                                               85,000        4,755
Waddell & Reed Financial (Class A)                          350,000       11,270
                                                                      ----------
                                                                          66,486
                                                                      ----------
Insurance 6.2%
ACE                                                         160,000        6,424
AIG                                                         115,000        9,131
Hartford Financial Services                                  80,000        5,026
Marsh & McLennan                                             50,000        5,373
Mercury General                                              85,000        3,711
XL Capital (Class A)                                        142,800       13,046
                                                                      ----------
                                                                          42,711
                                                                      ----------
Real Estate 4.4%
Archstone Smith Trust, REIT                                 245,000        6,443
Cousins Properties, REIT                                    285,000        6,943
Duke-Weeks Realty, REIT                                     220,000        5,353
Reckson Associates Realty, REIT                             200,000        4,672
Vornado Realty Trust, REIT                                  175,000        7,280
                                                                      ----------
                                                                          30,691
                                                                      ----------
Total Financials                                                         181,385
                                                                      ----------
HEALTH CARE 12.4%
Health Care Providers & Services 1.8%
CIGNA                                                       100,000        9,265
HCA-Healthcare                                               85,000        3,276
                                                                      ----------
                                                                          12,541
                                                                      ----------
Pharmaceuticals 10.6%
Abbott Laboratories                                         165,000        9,199
Allergan                                                     25,000        1,876
American Home Products                                      260,000       15,954

12
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T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Bristol-Myers Squibb                                         90,000   $    4,590
Johnson & Johnson                                           100,000        5,910
Merck                                                        50,000        2,940
Pfizer                                                      470,000       18,729
Pharmacia                                                   160,000        6,824
Schering-Plough                                             195,000        6,983
                                                                      ----------
                                                                          73,005
                                                                      ----------
Total Health Care                                                         85,546
                                                                      ----------
INDUSTRIALS & BUSINESS SERVICES 12.9%
Aerospace & Defense 0.7%
Honeywell                                                   140,000        4,735
                                                                      ----------
                                                                           4,735
                                                                      ----------
Air Freight & Couriers 0.6%
C.H. Robinson Worldwide                                      40,000        1,158
Expeditors International of Washington                       55,000        3,132
                                                                      ----------
                                                                           4,290
                                                                      ----------
Building Products 1.1%
Masco                                                       325,000        7,963
                                                                      ----------
                                                                           7,963
                                                                      ----------
Commercial Services & Supplies 4.1%
Automatic Data Processing                                   120,000        7,068
Equifax                                                      75,000        1,811
First Data                                                  140,000       10,983
Paychex                                                      80,000        2,788
Waste Management                                            190,000        6,063
                                                                      ----------
                                                                          28,713
                                                                      ----------
Industrial Conglomerates 3.0%
GE                                                          245,000        9,820
Teleflex                                                     75,000        3,548
Tyco International                                          125,000        7,362
                                                                      ----------
                                                                          20,730
                                                                      ----------
Machinery 2.3%
Dover                                                       135,000        5,004
Nordson                                                     150,000        3,962
Pall                                                        275,000        6,617
                                                                      ----------
                                                                          15,583
                                                                      ----------

13
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T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Road & Rail 1.1%
Union Pacific                                               130,000   $    7,410
                                                                      ----------
                                                                           7,410
                                                                      ----------
Total Industrials & Business Services                                     89,424
                                                                      ----------
INFORMATION TECHNOLOGY 6.0%
Communications Equipment 0.8%
Cisco Systems *                                             115,000        2,083
Nokia ADR                                                   135,000        3,312
                                                                      ----------
                                                                           5,395
                                                                      ----------
Computers & Peripherals 0.9%
COMPAQ Computer                                             300,000        2,928
Dell Computer *                                             110,000        2,988
                                                                      ----------
                                                                           5,916
                                                                      ----------
Electronic Equipment & Instruments 1.6%
Jabil Circuit *                                             135,000        3,067
Molex (Class A)                                             175,000        4,730
Technitrol                                                  115,000        3,176
                                                                      ----------
                                                                          10,973
                                                                      ----------
Semiconductor Equipment & Products 1.2%
Applied Materials *                                          65,000        2,607
Linear Technology                                            80,000        3,118
Texas Instruments                                           105,000        2,940
                                                                      ----------
                                                                           8,665
                                                                      ----------
Software 1.5%
Adobe Systems                                                90,000        2,796
Microsoft *                                                 120,000        7,950
                                                                      ----------
                                                                          10,746
                                                                      ----------
Total Information Technology                                              41,695
                                                                      ----------
MATERIALS 1.4%
Chemicals 1.0%
Dow Chemical                                                110,000        3,716
Ecolab                                                       80,000        3,220
                                                                      ----------
                                                                           6,936
                                                                      ----------
Metals & Mining 0.4%
Newmont Mining                                              150,000        2,866
                                                                      ----------
                                                                           2,866
                                                                      ----------
Total Materials                                                            9,802
                                                                      ----------


14
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T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

TELECOMMUNICATION SERVICES 5.5%
Diversified Telecommunication Services 4.1%
ALLTEL                                                       80,000   $    4,938
SBC Communications                                          175,000        6,855
Sprint                                                      300,000        6,024
Verizon Communications                                      145,000        6,882
WorldCom *                                                  275,000        3,873
                                                                      ----------
                                                                          28,572
                                                                      ----------
Wireless Telecommunication Services 1.4%
Vodafone ADR                                                380,000        9,759
                                                                      ----------
                                                                           9,759
                                                                      ----------
Total Telecommunication Services                                          38,331
                                                                      ----------
UTILITIES 0.7%
Electric Utilities 0.7%
Teco Energy                                                 175,000        4,592
                                                                      ----------
Total Utilities                                                            4,592
                                                                      ----------
Total Miscellaneous Common Stocks 2.7%                                    18,659
                                                                      ----------
Total Common Stocks (Cost $511,802)                                      655,074
                                                                      ----------
PREFERRED STOCKS 0.3%
Cleveland Electric (Series L)                                22,560        2,216
Total Preferred Stocks (Cost $1,651)                                       2,216
                                                                      ----------
CONVERTIBLE BONDS 2.4%
Analog Devices, Sr. Sub. Notes, (144A), 4.75%, 10/1/05    3,600,000        3,420
Liberty Media/Sprint PCS, 4.00%, 11/15/29                10,600,000        7,927
Loews, Sub. Notes, 3.125%, 9/15/07                        6,000,000        5,143
                                                                      ----------
Total Convertible Bonds (Cost $16,609)                                    16,490
                                                                      ----------
SHORT-TERM INVESTMENTS 2.6%
Money Market Fund 2.6%
T. Rowe Price Reserve Investment Fund, 2.43% #           17,898,603       17,899
                                                                      ----------
Total Short-Term Investments (Cost $17,899)                               17,899
                                                                      ----------

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities

99.9% of Net Assets (Cost $547,961)                                   $ 691,679

Other Assets Less Liabilities                                               441

NET ASSETS                                                            $ 692,120
                                                                      ---------
Net Assets Consist of:
Undistributed net investment income (loss)                            $      60
Undistributed net realized gain (loss)                                   (2,283)
Net unrealized gain (loss)                                              143,718
Paid-in-capital applicable to 33,284,697 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized        550,625

NET ASSETS                                                            $ 692,120
                                                                      ---------
NET ASSET VALUE PER SHARE                                             $   20.79
                                                                      ---------

   # Seven-day yield
   * Non-income producing
 ADR American Depository Receipts
REIT Real Estate Investment Trust
 EUR Euro
144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.50% of net assets

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/01

Investment Income (Loss)

Income
   Dividend                                                           $  11,553
   Interest                                                               3,467
                                                                      ---------
   Total income                                                          15,020
                                                                      ---------
Expenses
   Investment management                                                  3,676
   Shareholder servicing                                                  1,834
   Custody and accounting                                                   112
   Prospectus and shareholder reports                                        93
   Registration                                                              33
   Legal and audit                                                           14
   Directors                                                                 11
   Proxy and annual meeting                                                   6
   Miscellaneous                                                              7
                                                                      ---------
   Total expenses                                                         5,786
                                                                      ---------
Net investment income (loss)                                              9,234
                                                                      ---------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
   Securities                                                              5,725
   Foreign currency transactions                                            (28)
                                                                      ---------
   Net realized gain (loss)                                                5,697
Change in net unrealized gain (loss) on securities                      (42,990)
                                                                      ---------
Net realized and unrealized gain (loss)                                 (37,293)
                                                                      ---------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $ (28,059)
                                                                      ---------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                               Year
                                                              Ended
                                                           12/31/01     12/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                          $     9,234  $   11,052
  Net realized gain (loss)                                    5,697      (8,041)
  Change in net unrealized gain (loss)                      (42,990)     58,440
                                                        -----------------------
  Increase (decrease) in net assets from operations         (28,059)     61,451
                                                        -----------------------
Distributions to shareholders
  Net investment income                                      (9,492)    (10,400)
  Net realized gain                                               -      (1,961)
                                                        -----------------------
  Decrease in net assets from distributions                  (9,492)    (12,361)
                                                        -----------------------
Capital share transactions *
  Shares sold                                               106,401      94,134
  Distributions reinvested                                    8,766      11,504
  Shares redeemed                                          (136,440)   (431,752)
                                                        -----------------------
  Increase (decrease) in net assets from capital
  share transactions                                        (21,273)   (326,114)
                                                        -----------------------
Net Assets
Increase (decrease) during period                           (58,824)   (277,024)
Beginning of period                                         750,944   1,027,968
                                                        -----------------------
End of period                                           $   692,120  $  750,944
                                                        -----------------------
*Share information
  Shares sold                                                 5,091       4,647
  Distributions reinvested                                      440         558
  Shares redeemed                                            (6,561)    (21,761)
                                                        -----------------------
  Increase (decrease) in shares outstanding                  (1,030)    (16,556)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 30, 1992. The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $240,015,000 and $255,549,000, respectively, for the year ended December 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                                       $9,492,000

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

The tax-basis components of net assets at December 31, 2001 were as follows:
--------------------------------------------------------------------------------
Unrealized appreciation                                           $ 173,688,000
Unrealized depreciation                                             (30,127,000)
                                                                  -------------
Net unrealized appreciation (depreciation)                          143,561,000
Undistributed ordinary income                                            60,000
Capital loss carryforwards                                           (2,126,000)
                                                                  -------------
Distributable earnings                                              141,495,000
Paid-in capital                                                     550,625,000
                                                                  -------------
Net assets                                                        $ 692,120,000
                                                                  -------------

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $157,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001 the fund had $2,126,000 of capital loss carryforwards that expire in 2008.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                                   $ (21,000)
Undistributed net realized gain                                          21,000

At December 31, 2001, the cost of investments for federal income tax purposes was $548,118,000.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $304,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,584,000 for the year ended December 31, 2001, of which $157,000 was payable at year end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $1,012,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Dividend Growth Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For corporate shareholders, $8,493,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

----------------------
ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price Dividend Growth Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa                              F. Pierce Linaweaver
Affirmative:           19,196,143.839       Affirmative:          19,183,861.287
Withhold:                 417,579.244       Withhold:                429,861.796

Total:                 19,613,723.083       Total:                19,613,723.083

James A.C. Kennedy                          Hanne M. Merriman
Affirmative:           19,175,975.920       Affirmative:          19,207,620.287
Withhold:                 437,747.163       Withhold:                406,102.796

Total:                 19,613,723.083       Total:                19,613,723.083

Calvin W. Burnett                           John G. Schreiber
Affirmative:           19,150,843.900       Affirmative:          19,197,406.147
Withhold:                 462,879.183       Withhold:                416,316.936

Total:                 19,613,723.083       Total:                19,613,723.083

Anthony W. Deering                          Hubert D. Vos
Affirmative:           19,198,367.164       Affirmative:          19,185,819.665
Withhold:                 415,355.919       Withhold:                427,903.418

Total:                 19,613,723.083       Total:                19,613,723.083

Donald W. Dick, Jr.                         Paul M. Wythes
Affirmative:           19,212,457.523       Affirmative:          19,190,329.785
Withhold:                 401,265.560       Withhold:                423,393.298

Total:                 19,613,723.083       Total:                19,613,723.083

David K. Fagin                              James S. Riepe
Affirmative:           19,202,417.339       Affirmative:          19,196,558.785
Withhold:                 411,305.744       Withhold:                417,164.298

Total:                 19,613,723.083       Total:                19,613,723.083

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

---------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Number of
                                                                                               Portfolios
                                                                      Principal                in Fund             Other
                              Position(s)        Term of Office*      Occupation(s)            Complex             Directorships
Name, Address,                Held With          and Length of        During                   Overseen            of Public
and Date of Birth             Fund               Time Served          Past 5 Years             by Director         Companies Held
Calvin W. Burnett, Ph.D.      Director           Elected 2001         President,               97                  Provident
100 East Pratt Street                                                 Coppin State                                 Bank of
3/16/32                                                               College                                      Maryland

Anthony W. Deering            Director           Elected 2001         Director, Chairman       97                  The Rouse
100 East Pratt Street                                                 of the Board,                                Company
1/28/45                                                               President, and
                                                                      Chief Executive
                                                                      Officer, The Rouse
                                                                      Company, real
                                                                      estate developers

Donald W. Dick, Jr.           Director           Elected 1992         Principal, EuroCapital   97                  Not
100 East Pratt Street                                                 Advisors, LLC, an                            Applicable
1/27/43                                                               acquisition and
                                                                      management
                                                                      advisory firm

David K. Fagin                Director           Elected 1992         Director, Dayton         97                  Dayton Mining
100 East Pratt Street                                                 Mining Corporation                           Corporation,
4/9/38                                                                (6/98 to present),                           Golden Star
                                                                      Golden Star                                  Resources
                                                                      Resources Ltd., and                          Ltd., and
                                                                      Canyon Resources,                            Canyon
                                                                      Corp. (5/00 to                               Resources,
                                                                      present); Chairman                           Corp.
                                                                      and President,
                                                                      Nye Corporation

F. Pierce Linaweaver          Director           Elected 2001         President, F. Pierce     97                  Not
100 East Pratt Street                                                 Linaweaver &                                 Applicable
8/22/34                                                               Associates, Inc.,
                                                                      consulting
                                                                      environmental
                                                                      and civil engineers

Hanne M. Merriman             Director           Elected 1994         Retail Business          97                  Ann Taylor
100 East Pratt Street                                                 Consultant                                   Stores
11/16/41                                                                                                           Corporation,
                                                                                                                   Ameren Corp.,
                                                                                                                   Finlay
                                                                                                                   Enterprises,
                                                                                                                   Inc., The
                                                                                                                   Rouse Company,
                                                                                                                   and US Airways
                                                                                                                   Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

---------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Number of
                                                                                               Portfolios
                                                                      Principal                in Fund             Other
                              Position(s)        Term of Office*      Occupation(s)            Complex             Directorships
Name, Address,                Held With          and Length of        During                   Overseen            of Public
and Date of Birth             Fund               Time Served          Past 5 Years             by Director         Companies Held
John G. Schreiber             Director           Elected 2001         Owner/President,         97                  AMLI Residential
100 East Pratt Street                                                 Centaur Capital                              Properties Trust,
10/21/46                                                              Partners, Inc., a real                       Host Marriott
                                                                      estate investment                            Corporation, and
                                                                      company; Senior                              The Rouse
                                                                      Advisor and Partner,                         Company, real
                                                                      Blackstone Real                              estate developers
                                                                      Estate Advisors, L.P.

Hubert D. Vos                 Director           Elected 1992         Owner/President,         97                  Not Applicable
100 East Pratt Street                                                 Stonington Capital
8/2/33                                                                Corporation, a private
                                                                      investment company

Paul M. Wythes                Director           Elected 1992         Founding Partner of      97                  Teltone
100 East Pratt Street                                                 Sutter Hill Ventures, a                      Corporation
6/23/33                                                               venture capital limited
                                                                      partnership, providing
                                                                      equity capital to young
                                                                      high-technology
                                                                      companies throughout
                                                                      the United States
------------------------------------------------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

----------------
INSIDE DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Number of
                                                                                               Portfolios
                                                                      Principal                in Fund             Other
                              Position(s)        Term of Office*      Occupation(s)            Complex             Directorships
Name, Address,                Held With          and Length of        During                   Overseen            of Public
and Date of Birth             Fund               Time Served          Past 5 Years             by Director         Companies Held
James A.C. Kennedy            Director           Elected 1997         Managing Director        32                  Not Applicable
100 East Pratt Street                                                 and Director,
8/15/53                                                               T. Rowe Price
                                                                      and T. Rowe Price
                                                                      Group, Inc.

James S. Riepe                Director           Elected 1992         Vice Chairman of the     82                  Not Applicable
100 East Pratt Street                                                 Board, Director and
6/25/43                                                               Managing Director,
                                                                      T. Rowe Price
                                                                      Group, Inc.; Director
                                                                      and Managing Director,
                                                                      T. Rowe Price;
                                                                      Chairman of the Board
                                                                      and Director, T. Rowe
                                                                      Price Investment
                                                                      Services, Inc., T. Rowe
                                                                      Price Retirement Plan
                                                                      Services, Inc., and
                                                                      T. Rowe Price Services,
                                                                      Inc.; Chairman of the
                                                                      Board, Director,
                                                                      President and Trust
                                                                      Officer, T. Rowe Price
                                                                      Trust Company;
                                                                      Director, T. Rowe Price
                                                                      International, Inc.

M. David Testa                Director           Elected 1992         Vice Chairman of the     97                  Not Applicable
100 East Pratt Street                                                 Board, Chief
4/22/44                                                               Investment Officer,
                                                                      Director, and Managing
                                                                      Director, T. Rowe Price
                                                                      Group, Inc.; Chief
                                                                      Investment Officer,
                                                                      Director, and Managing
                                                                      Director, T. Rowe Price;
                                                                      Vice President and
                                                                      Director, T. Rowe Price
                                                                      Trust Company;
                                                                      Director, T. Rowe Price
                                                                      International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
---------------------------------------
Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
---------------------------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
---------------------------------------
Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
---------------------------------------
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL
FUNDS
---------------------------------------
Stock
Emerging Europe &
  Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.



[LOGO] T. Rowe Price           T. Rowe Price Investment Services, Inc.
                               100 East Pratt Street
                               Baltimore, MD 21202